UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2013

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NE, Suite 1000, Atlanta, Georgia 30305
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

This amendment to Premiere Global Services, Inc.’s Current Report on Form 8-K originally filed on April 3, 2013 is being filed solely to correct certain typographical errors in the original Form 8-K. Certain of our named executive officers’ names (other than our chief executive officer) were transposed and appeared next to the incorrect number of performance-based restricted shares and number of time-based restricted shares in the original Form 8-K.

The chart revised to correct the errors is below:

Named Executive Officer	Number of Performance-Based Restricted Shares	Number of Time-Based Restricted Shares
Boland T. Jones	125,900	125,900
Theodore P. Schrafft	34,950	34,950
David E. Trine	27,300	27,300
David M. Guthrie	17,150	17,150

Except as otherwise noted above, this Form 8-K/A makes no other changes to the original Form 8-K. The Statements of Changes of Beneficial Ownership of Securities on Form 4 filed on April 2, 2013 for each of our named executive officers reflected the correct number of shares awarded.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: April 3, 2013	By:	/s/ Scott Askins Leonard
Scott Askins Leonard
Executive Vice President – Legal,
General Counsel and Secretary